UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): October 24, 2003
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                           MICROFINANCIAL INCORPORATED
                           ---------------------------
             (Exact name of registrant as specified in its charter)


                                  MASSACHUSETTS
                                  -------------
                 (State or other jurisdiction of incorporation)


                    1-14771                     04-2962824
          -------------------------------------------------------------
          (Commission file number) (IRS Employer Identification Number)


                       10-M Commerce Way, Woburn, MA 01801
                       -----------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 781-994-4800
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                                       N/A
                                       ---
          (Former name or former address, if changed since last report)



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Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         Exhibit                         Exhibit Title
         -------                         -------------

         Exhibit 99                      Press Release dated October 24, 2003

Item 12. Results of Operations and Financial Condition

               Pursuant to Form 8-K, General Instructions F, Registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MICROFINANCIAL INCORPORATED
                                      Registrant



                                      By: /s/ James Jackson
                                         ---------------------------------------
                                         James Jackson
                                         Vice President and Chief Financial
                                          Officer

Dated: October 24, 2003